UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 4, 2026
Date of Report (Date of earliest event reported)
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Smith Douglas Homes Corp.
(Exact name of registrant as specified in its charter)
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Delaware	001-41917	93-1969003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Village Trail, Suite 215 Woodstock, Georgia 30188 (Address of principal executive offices) (Zip Code)

(770) 213-8067 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SDHC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 4, 2026, Smith Douglas Homes Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 50,283,755 shares of Common Stock were present in person or represented by proxy at the Annual Meeting, collectively representing approximately 99.87% in voting power of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2026.
Item 1: The election of Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer as directors to serve until the Company’s 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Thomas L. Bradbury	430,432,745	515,992	1,258,091
Gregory S. Bennett	430,899,693	49,044	1,258,091
Julie M. Bradbury	428,171,619	2,777,118	1,258,091
Neill B. Faucett	430,921,631	27,106	1,258,091
Jeffrey T. Jackson	430,921,718	27,019	1,258,091
George E. Perdue III	430,921,681	27,056	1,258,091
Janice E. Walker	428,674,520	2,274,217	1,258,091
Neil B. Wedewer	427,616,818	3,331,919	1,258,091
Item 2: The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
432,193,281	12,651	896	0
Based on the foregoing votes, each of Thomas L. Bradbury, Gregory S. Bennett, Julie M. Bradbury, Neill B. Faucett, Jeffrey T. Jackson, George E. Perdue III, Janice E. Walker, and Neil B. Wedewer were elected as directors and Item 2 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	SMITH DOUGLAS HOMES CORP.

	By:	/s/ Russell Devendorf
Russell Devendorf
Executive Vice President and Chief Financial Officer